SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 23, 2008

COMMONWEALTH

BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY PARAGRAPH

The Registrant hereby amends its Current Report on Form 8-K (originally filed on January 6, 2009, Accession No. 0001193125-09-001478 and amended on January 13, 2009, Accession No. 0001193125-09-005492) to comply with Item 304(a)(1)(iii) of Regulation S-K and to include as Exhibit 16.1, an updated letter from BDO Seidman, LLP (“BDO”), stating that it agrees with the statements made herein.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As of December 23, 2008, the client-auditor relationship between the Registrant and BDO effectively ceased.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(i) The Registrant received written notice from BDO on October 30, 2008 of its decision not to stand for re-election as the Registrant’s independent registered public accountant for the fiscal year ending December 31, 2008. The client-auditor relationship was to cease effective upon the completion of BDO’s review of the Registrant’s consolidated financial statements for the quarter ending September 30, 2008, and the filing of the Quarterly Report on Form 10-Q for the quarter ending September 30, 2008. BDO completed its review and the Registrant filed its Quarterly Report on Form 10-Q for the quarter ending September 30, 2008 on December 23, 2008. As such, the client-auditor relationship between the Registrant and BDO has effectively ceased.

(ii) BDO’s audit reports on the financial statements of the Registrant for the fiscal years ending December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) Prior to receiving the notification from BDO, the Registrant’s Board of Directors had not recommended or approved a decision to change the Registrant’s independent registered public accounting firm.

(iv) During the fiscal years ended December 31, 2007 and 2006, and through December 23, 2008, there were no reportable events as defined in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter in connection with their opinion on the Registrant’s consolidated financial statements for such years.

The Registrant provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that BDO furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of BDO’s letter to the SEC dated January 21, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated January 21, 2009.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D.
Chief Operating Officer

Dated: January 21, 2009

EXHIBIT INDEX

Number	Description of Exhibit
16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated January 21, 2009.